UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2014 (June 18, 2014)

GOLD PARTY PAYDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Road West Oakville, Ontario, Canada	L6L 1H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 790-3324

3189 Pepperhill Road, Lexington, Kentucky 40502
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

There are statements in this Current Report on Form 8-K that are not historical facts. These “forward-looking statements” can be identified by use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control.  Although management believes that the assumptions underlying the forward looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

As used in this Current Report and unless otherwise indicated, the terms “we”, “us”, “our”, and the “Company” refer to Gold Party Payday, Inc. and its wholly-owned subsidiaries.

Item 1.01  Entry into a Material Definitive Agreement.

On April 1, 2014, Canada Cannabis Corp., a predecessor entity to Gold Party Payday Inc.’s (the “Company”) wholly-owned subsidiary Canadian Cannabis Corp. (together with Canada Cannabis Corp., “CCC”), entered into an Agreement of Purchase and Sale (the “Purchase Agreement”) with I.L. Rosen Limited, Time Holdings Limited and Tanak Group Ltd. (collectively, the “Seller”) pursuant to which CCC will purchase from Seller the real property, including an approximately 312,500 square foot industrial building, located at 98-102 Rutherford Road South, Brampton, Ontario (the “Brampton Property”) for a total consideration of CAD $13,400,000 (the “Purchase Price”).

In connection with the Purchase Agreement, on April 3, 2014, CCC paid an initial earnest money deposit in the amount of CAD $500,000 that will be credited toward the Purchase Price at the closing of the Purchase Agreement and is refundable only if the closing does not occur as a result of Seller’s default.  On May 16, 2014, CCC paid an additional deposit in the amount of CAD $300,000 in consideration of an extension to the closing date to June 9, 2014 granted by the Sellers pursuant to an extension letter dated May 16, 2014 (the “Extension Letter”).  On June 9, 2014, the Company paid an additional CAD $1,800,000 and on June 18, 2014 the Company paid an additional CAD $1,510,000.00, both payments to extend the closing date of the Purchase Agreement.  The total deposits made by the Company to date with respect to the purchase of the Brampton Property is CAD $4,110,000, representing prepayment of approximately thirty and 67/100 percent (30.67%) of the total Purchase Prices for the Brampton Property.

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The deposit made by the Company on June 18, 2014 with respect to the Brampton Property was funded in part by personal loans made to the Company by certain related parties.  In connection with these loans, the Company issued the following short term promissory notes on June 18, 2014 (collectively, the “Notes”):

•
The Company issued a promissory note to Benjamin Ward in consideration of funds advanced in the amount of CAD $378,111.48, interest free, payable upon sufficient capitalization of the company and due in full sixty (60) days from the date thereof.  Mr. Ward owns approximately 7.6% of the Company’s common stock and is a Director, the CEO and President of the Company.

•
The Company issued a promissory note to John Esteireiro in consideration of funds advanced in the amount of CAD $1,050,000.00, interest free, payable upon sufficient capitalization of the company and due in full sixty (60) days from the date thereof.  Mr. Esteireiro owns approximately 7.6% of the Company’s common stock and is a Director and the COO of the Company.

•
The Company issued a promissory note to Silvio Serrano in consideration of funds advanced in the amount of CAD $75,000.00, interest free, payable upon sufficient capitalization of the company and due in full sixty (60) days from the date thereof.  Mr. Serrano owns approximately 7.6% of the Company’s common stock and is a Director and a Vice President of the Company.

As of the date of this Current Report, the Company is involved in ongoing negotiations with ResCom Capital (“ResCom”) of Toronto to supply financing for the purchase of the Brampton Property in the amount of up to CAD $9,400,000.00 (the “Proposed Financing”). The Proposed Financing is expected to be secured by a first mortgage of the Brampton Property with an expected interest rate of ten percent (10%) per annum. Upon finalizing the terms and conditions of the Proposed Financing, the Company expects to enter into definitive financing agreements with ResCom. The closing of the Purchase Agreement to consummate the purchase of the Brampton Property and the Proposed Financing is currently expected to occur on or about July 4, 2014.

The foregoing summaries of the Purchase Agreement, the Extension Letter and the Notes are not complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, Extension Letter and Notes.  The Purchase Agreement and Extension Letter were previously filed with a Current Report of the Company on May 20, 2014.  The Notes are attached hereto as Exhibits 10.3, 10.4 and 10.5.

As of the date of this Current Report, Canadian Dollars expressed in this Item 1.01 convert to U.S. Dollars in the approximate amounts reflected in the following table (CAD $1 = USD $0.932):

CAD	USD	CAD	USD
$75,000	$69,912.68	$1,510,000	$1,407,584.73
$300,000	$279,652.54	$1,800,000	$1,677,915.57
$378,111.48	$352,470.79	$4,110,000	$3,831,240.56
$500,000	$466,093.75	$13,400,000	$12,490,866.09
$1,050,000	$978,796.87

Item 2.03  Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description

10.1*	Agreement of Purchase and Sale, by and among Canada Cannabis Corp., I.L. Rosen Limited, Time Holdings Limited and Tanak Group Ltd., entered into on April 1, 2014

10.2*	Extension Letter, by and among Canada Cannabis Corp., I.L. Rosen Limited, Time Holdings Limited and Tanak Group Ltd., entered into on May 16, 2014

10.3	Promissory Note, by and between Canadian Cannabis Corp. and Benjamin Ward, entered into on June 18, 2014

10.4	Promissory Note, by and between Canadian Cannabis Corp. and John Esteireiro, entered into on June 18, 2014

10.5	Promissory Note, by and between Canadian Cannabis Corp. and Silvio Serrano, entered into on June 18, 2014

* Provided in a previous filing

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Gold Party Payday, Inc.
(Registrant)

Date: June 23, 2014	By:	/S/ Benjamin Ward
Benjamin Ward CEO, President, and Director

Date: June 23, 2014	By:	/S/ John Esteireiro
John Esteireiro COO and Director

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